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                      ----------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 May 24, 2001
               Date of Report (Date of earliest event reported)

         -------------------------------------------------------------

                      TANGRAM ENTERPRISE SOLUTIONS, INC.
            (Exact name of Registrant as specified in its charter)

                                 PENNSYLVANIA
                (State of other jurisdiction of incorporation)


                  0-15454                      23-2214726
             (Commission File)    (IRS Employer Identification Number)


                             11000 Regency Parkway
                                  Suite 401,
                          Cary, North Carolina 27511

                                (919) 653-6000
                   (Address of Principal Executive Offices)

         -------------------------------------------------------------

         (Former name of former address, if changed since last report)

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ITEM 9  Regulation FD Disclosure

On May 24, 2001, Tangram Enterprise Solutions, Inc. held a conference call to discuss the Company's 2001 Strategic Business Outlook. The Company has elected to voluntarily file a copy of this transcript on this Form 8-K to ensure that the contents of such conference call are fully disseminated and that any investor of Tangram Enterprise Solutions, Inc. has full access to such transcript.

The conference call was also broadcast live over the Internet on Thursday, May 24, 2001 at 2:00 p.m. (EDT). The audio live broadcast and replay of the conference call was also made available at Tangram's Web site at www.tangram.com. A replay of the call was also made available through Vcall at
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www.vcall.com for 14 days following the call.  Additionally, the replay was
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accessible following the call through 2:00 p.m. (EDT) on May 28 by dialing 1-
800-252-6030, reference code 8934765.

A transcript of the May 24, 2001, 2001 Strategic Business Outlook Conference Call is attached hereto as Exhibit 99.1.

The information in this report (including the exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TANGRAM ENTERPRISE SOLUTIONS, INC.


Date:  May 24, 2001           /s/ John N. Nelli
                              ---------------------------------------------
                              John N. Nelli,
                              Senior Vice President and
                              Chief Financial Officer
                              (Principal Financial and Accounting Officer)

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                               INDEX TO EXHIBITS

Exhibit
Number         Exhibit Description
------         -------------------

99.1 Transcript of the May 24, 2001, 2001 Strategic Business Outlook Conference Call held by Tangram Enterprise Solutions, Inc.

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